UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2009

GHL ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33963 (Commission File Number)	22-1344998 (I.R.S. Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 389-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 1.01  Entry into Material Definitive Agreements

Item 8.01  Other Events

Item 9.01  Financial Statements and Exhibits

INFORMATION TO BE INCLUDED IN THIS REPORT

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE IN CONNECTION WITH THE PROPOSED ACQUISITION (THE “ACQUISITION”) AND RELATED TRANSACTIONS INVOLVING GHL ACQUISITION CORP. (“GHQ”) AND IRIDIUM HOLDINGS LLC (“IRIDIUM HOLDINGS”).  IN CONNECTION WITH THE ACQUISITION, GHQ FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A DEFINITIVE PROXY STATEMENT AND HAS MAILED A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ GHQ’S DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS THERETO, IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE PROPOSED ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WAS MAILED TO GHQ STOCKHOLDERS OF RECORD AS OF AUGUST 27, 2009.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  MACKENZIE PARTNERS, INC. BY CALLING 800-322-2885.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, AND GHQ’S DEFINITIVE PROXY STATEMENT WHICH ARE FILED WITH THE SEC.  GHQ’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 1.01.         Entry into Material Definitive Agreements

On September 4, 2009 and on September 9, 2009, GHL Acquisition Corp. (“GHQ”) issued a press releases announcing that it had entered into additional agreements (the “Share Purchase Agreements”) to repurchase a total of 4,354,928 shares of its common stock in privately negotiated transactions from certain of its stockholders (the “Sellers”), subject to the closing of its pending acquisition of Iridium Holdings LLC (the “Acquisition”).  The Share Purchase Agreements provide that the shares will be repurchased for a price per share equal to the greater of (i) $10.10 per share and (ii) the price per share at which GHQ common stock is sold in the Offering (as defined below).  GHQ plans to use the proceeds from the Offering (as defined below) to finance the share repurchases.

The Sellers of the shares to be repurchased have granted GHQ a proxy over the shares to be repurchased, and GHQ intends to vote the repurchased shares in favor of the Acquisition and the related proposals at the special meeting of its stockholders scheduled for September 23, 2009.  The aggregate number of shares subject to the Share Purchase Agreements and the other previously announced agreements represent approximately 36.9% of the 40 million shares eligible to vote at the special meeting.

A copy of the press releases dated September 4, 2009 and September 9, 2009 are attached hereto as Exhibit 99.1 and 99.3 and are incorporated herein by reference.

Item 8.01.         Other Events

On September 4, 2009, GHQ announced that it commenced an offering of 16,000,000 newly issued shares of its common stock (the “Offering”).

A copy of the press release dated September 4, 2009 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1      Press Release dated September 4, 2009 on additional Share Purchase Agreements

Exhibit 99.2      Press Release dated September 4, 2009 on common stock offering

Exhibit 99.3      Press Release dated September 9, 2009 on additional Share Purchase Agreements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL ACQUISITION CORP.
(Registrant)

By:	/s/ Harold J. Rodriguez, Jr.
	Name:	Harold J. Rodriguez, Jr.
	Title:	Chief Financial Officer

Date: September 10, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release dated September 4, 2009 on additional Share Purchase Agreements

Exhibit 99.2	Press Release dated September 4, 2009 on common stock offering

Exhibit 99.3	Press Release dated September 9, 2009 on additional Share Purchase Agreements